                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  March 26, 1997



                              ECHO BAY MINES LTD.
            (Exact name of registrant as specified in its charter)


       Incorporated under the
           laws of Canada              1-8542                  NONE
   (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation)          File Number)       Identification No.)



     6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1000
                 ENGLEWOOD, COLORADO                            80111-4957
         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  (303) 714-8600

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c) Exhibits

 1.1 Underwriting Agreement dated March 24, 1997 between Echo Bay Mines Ltd. and Goldman, Sachs & Co.

 1.2             Pricing Agreement dated March 24, 1997 between
                 Echo Bay Mines Ltd. and Goldman, Sachs & Co.

23.1 Consent of Ernst & Young, independent chartered accountants, dated March 24, 1997.


                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 26, 1997                      ECHO BAY MINES LTD.
                                              (Registrant)


                                           By: /s/ Peter H. Cheesbrough
                                               Peter H. Cheesbrough
                                               Senior Vice President, Finance
                                                 and Chief Financial Officer

                                EXHIBIT INDEX

Exhibit
Number                     Exhibit Description
-------                    -------------------

  1.1 Underwriting Agreement dated March 24, 1997 between Echo Bay Mines Ltd. and Goldman, Sachs & Co.

  1.2            Pricing Agreement dated March 24, 1997 between
                 Echo Bay Mines Ltd. and Goldman, Sachs & Co.

 23.1 Consent of Ernst & Young, independent chartered accountants, dated March 24, 1997.